Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
(24)	Commitments and Contingencies

(a)	Commitments

As of December 31, 2017, commitments outstanding for the purchase of property, plant and equipment approximated RMB 1,021.9 million (US$ 157.1 million).

In order to secure adequate and timely supply of polysilicon, the Company entered into a number of multi-year supply agreements from 2006 through 2011.

A portion of the Company’s multi-year supply agreements are structured as “take or pay” arrangements which allow the supplier to invoice the Company for the full purchase price of polysilicon the Company is obliged to purchase each year at predetermined prices, whether or not the Company actually ordered the required volume, purchase obligations under “take or pay” arrangements are as follows:

Year ended December 31,	RMB	US$
2018	382,570	58,800
2019	663,488	101,976
2020	663,488	101,976
2021	663,488	101,976
2022	663,488	101,976
Thereafter	2,529,340	388,752
Total	5,565,862	855,456

The purchase prices under the multi-year supply agreements are subject to adjustments, taking into consideration the spot market price, the cost to produce the polysilicon, among other things. The Company purchased polysilicon from Supplier B in the amount of RMB 461,515, RMB 238,182 and RMB 172,433 (US$ 26,502) under the “take or pay” arrangements during 2015, 2016 and 2017, respectively.

Besides the “take or pay” arrangements, future minimum obligations under other polysilicon supply agreements with Supplier C amounted to RMB 2,369,527 (US$ 364,190) as of December 31, 2017. The Company purchased polysilicon in the amount of RMB 248,496, RMB 219,991 and RMB 496,250 (US$ 76,272) under the multi-year supply agreements during 2015, 2016 and 2017, respectively. Provision of RMB 10,672 and RMB 3,618 (US$ 556) was provided against prepayments to Supplier C for year ended December 31, 2016 and 2017, please refer to note (18).

In terms of the supply agreement with Supplier A, it is impractical for the Company to execute the agreement because of the events such as anti-dumping and anti-subsidy investigations into solar-grade polysilicon imported from the U.S. and South Korea launched by the Ministry of Commerce of the PRC in July 2012 that have occurred are beyond the management’s control. As of December 2017, all prepayments of Supplier A was provided with full impairment provision, please refer to note (18).

(b)	Contingencies

(i)
On September 1, 2017, one of the holders (the “Note Holder”) of the MTNs issued by Tianwei Yingli, filed a lawsuit against Tianwei Yingli in the People's Court of Jianye District of Nanjing City to recover the amount due under such MTNs. The claimed principal amount of the MTNs held by the Note Holder is alleged to be RMB65.7 million, representing approximately 3.7% of the total amount of the MTNs that are still outstanding. The Note Holder claimed that Tianwei Yingli should repay principal, interest and overdue penalty on the MTNs for an aggregate amount of RMB74.4 million and bear costs relating to the lawsuit. Tianwei Yingli has been vigorously defending its rights in court while continuing to seek a mutually beneficial solution out of court. Tianwei Yingli objected to the jurisdiction of the People's Court of Nanjing Jianye District, and after the objection was overruled, appealed the decision to Nanjing Intermediate People’s Court. On January 12, 2018, Tianwei Yingli received the verdict from Nanjing Intermediate People’s Court, ruling that the People's Court of Nanjing Jianye District shall have jurisdiction over this dispute As of December 31, 2017, the Company has accrued all interest and overdue penalty as claimed by the MTN holder.

(ii)
On March 29, 2018, Yingli China received a notice from local court, informing Yingli China that one of financial creditors of Yingli China, filed a lawsuit against Yingli China, claiming Yingli China should immediately repay its outstanding loan to this creditor, with a full amount of RMB 106 million, including the principal of RMB 98 million and the interest of RMB 8.37 million. Yingli China will vigorously defend its rights in court while continuing to seek a mutually beneficial solution out of court. As of December 31, 2017, the Company has accrued all interest as claimed.

(iii)
On April 26, 2018, one supplier of the Company filed a request for arbitration of its claim against Yingli Green Energy Holding Co., Ltd. (“YGEIT”, one subsidiaries of the Company) with the London Court of International Arbitration (LCIA). In the request for arbitration, this supplier seeks reliefs mainly including: 1) Declaring that Yingli has breached the long-term polysilicon supply contract, 2) Awarding the supplier damages in an amount presently believed to exceed US$897.5 million, plus pre- and post-award interest thereon, and 3) Granting the supplier all costs, fees and expenses it has incurred and will incur in connection with this arbitration. The Company is still in discussion with the supplier to find an amicable solution. However, according to certain terms in the long-term polysilicon supply contract, the Company believes it has basis to defend itself in the arbitration. It is too early to reasonably estimate any contingent amount relating to any potential arbitration award or settlement at this current stage. Depending on the outcome, however, it is reasonably possible that the Company could be liable for damages up to the claimed amount.

(iv)
In the past years, the Company signed several agreements and amendments with a supplier to provide certain service for the Company. Due to certain quality control issues related to the supplier and substantial changes in the market, the Company and this supplier had disputes over the performance of the contracts and the Company's payments of accounts receivable to the supplier. In May 2013, the supplier informed the Company that it would like to cease the recovery service and claimed compensation. In July 2014, the Company filed litigation against this supplier for breach of contract and claimed damages against this supplier. In September 2015, the supplier also filed litigation against the Company for the default in performance of contract and claimed compensation. The Provincial High People’s Court consolidated these two disputes in January 2016, in accordance with the Company’s request. At the end of December 2016, the court issued judgments as to these two disputes and the Company was informed of the judgments in January 2017, in which the court ruled that the agreements and amendments with the supplier shall be rescinded, and the Company shall pay compensation to the supplier. All other claims of the Company and the supplier were rejected. In early 2017, both the Company and the supplier have appealed to the Supreme People’s Court ,Despite the appeal filed by the Company, as of December 31, 2016, the Company made a provision of RMB59 million, representing the entire amount awarded to the supplier by the initial judgment from the Provincial High People’s Court. The Supreme People’s Court scheduled a hearing on October 25, 2017. After the hearing, the Court granted its decision on December 30, 2017, affirmed the original judgment from The Provincial High People’s Court.

(v)
In May and June 2015, two individual plaintiffs respectively filed purported class action securities fraud lawsuits against the Company, the Company’s chairperson and chief executive officer, Mr. Liansheng Miao, and our director and chief financial officer, Mr. Yiyu Wang, in the U.S. District Court for the Central District of California, both alleging, among other things, that the Company made false and misleading statements and failed to disclose certain material financial information. In October 2015, the cases were consolidated, and the court appointed lead plaintiffs and lead counsel. In November 2015, lead plaintiffs filed a consolidated complaint. The complaint contended that the Company and certain of the Company’s officers and directors made false or misleading statements between December 2, 2010 and May 15, 2015 regarding (i) the Chinese government’s Golden Sun program, which provided subsidies for solar projects in China; and (ii) the Company’s accounts receivable attributable to Chinese customers. The complaint asserted a claim against the Company for violation of Section 10(b) of the Securities Exchange Act of 1934. The complaint also asserted a claim against Mr. Miao, Mr. Wang, and Mr. Zongwei “Bryan” Li for violation of Section 20(a) of the Exchange Act. In December 2015, the Company filed a motion to dismiss the complaint, and, on May 10, 2016, the Court granted that motion with leave to amend. On June 24, 2016, lead plaintiffs filed an amended complaint, again alleging that, between December 2, 2010 and May 15, 2015, Yingli’s officers made false or misleading statements regarding Golden Sun and accounts receivables. On August 8, 2016, the Company again filed a motion to dismiss the amended complaint, and, on March 15, 2017, the Court dismissed the amended complaint with leave to amend. The plaintiffs filed a second amended complaint on April 24, 2017. On May 26, 2017, the Company filed a motion to dismiss the second amended complaint. On August 15, 2017, the court issued an order dismissing the action against the Company with prejudice and ordering the plaintiffs to show cause why the court should not dismiss the individual defendants based on the plaintiffs’ failure to timely serve the individuals. Plaintiffs filed a response on August 18, 2017 stating that they do not oppose dismissal of the individual defendants without prejudice. On August 21, 2017, the court issued an order dismissing the individual defendants without prejudice. Also on August 21, 2017, the court issued a judgment dismissing plaintiffs’ claims on the merits and awarding costs to the Company. On September 15, 2017, the plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Nineth Circuit. On April 4, 2018, the parties reached an agreement to settle the action on a class-wide basis for US$ 1,200 , plus the costs of administering the settlement, subject to the execution of a definitive settlement agreement and court approval.Accordingly, the Company recorded an accrual for the amount of settlement in the year ended December 31, 2017.

(vi)
In October 2013, the Company received notice of an antitrust filed by Energy Conversion Devices Liquidation Trust (“ECD”), through its liquidating trustee, against the Company and two other China-based photovoltaic panel manufacturers in the U.S. District Court of the Eastern District of Michigan. ECD alleges a wide-ranging conspiracy among the Company and other two Chinese photovoltaic panel manufacturers, their suppliers, banks and the Chinese government to destroy ECD and the U.S. solar industry by flooding the market with cheap photovoltaic panels. On October 31, 2014, the Court granted the Company’s joint motion to dismiss the case. In November 2014, the plaintiff filed a motion for reconsideration and a second motion to amend or alter the judgement and for leave to file an amended complaint, both of which were denied by the Court in September 2015. ECD appealed to the U.S. Court of Appeals for the Sixth Circuit, which unanimously affirmed the trial court’s dismissal of ECD’s claims in August 2016. ECD filed a petition for a writ of certiorari to the U.S. Supreme Court, which was denied on April 17, 2017, ending the litigation.

(vii)
In October 2012, the Company received notice of an antitrust and unfair competition lawsuit filed by Solyndra, LLC (“Solyndra”, a U.S.-based solar company) against the Company and two other China-based photovoltaic panel manufacturers in the U.S. District Court of the Northern District of California. The Company filed its joint motion to dismiss all of Solyndra’s claims with the co-defendants in March 2013. On April 9, 2014, the Company received an order denying defendants’ joint motion to dismiss Solyndra’s claims. In February 2016, the Company entered into an agreement to settle these claims (“the Settlement Agreement”). According to the Settlement Agreement, i) the Company together with Yingli Green Energy Americas, Inc. (“Yingli Americas”, one subsidiaries of the Company), shall pay US$7.5 million to settle Solyndra’s claims; ii) the Company shall be obligated to pay to Solyndra additional cash of US$10 million, if the annual total sales of PV modules from the Company and its subsidiaries to the United States and Canada equals or exceeds 800 megawatts in any single calendar year from 2016 to 2018. The aforementioned lawsuit against the Company will be dismissed with prejudice, and under the Settlement Agreement, Solyndra has released the Company and all of its affiliates from any further claims based on the same or any related facts or allegations. This settlement is subject to approval by the bankruptcy court handling Solyndra’s bankruptcy case. Therefore, provision of settlement fee of US$ 7.5 million (RMB 48.7 million) has been provided as of December 31, 2015 and was recorded in “Payables due to settlement of claims” and “General and administrative expenses” to the “Consolidated Statements of Comprehensive Loss”, no provision was made against the additional of US$10 million (RMB 64.8 million) since it is not probable that a liability has been incurred. The payment US$7.5 million was made in 2016.